SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 12, 2002

                          TURBOSONIC TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                      0-21832                      13-1949528
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)

                               550 Parkside Drive
                              Suite A-14, Waterloo
                             Onatrio, Canada N2L 5V4
                    (Address of principal executive offices)

                  Registrant's telephone number: (519) 885-5513

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Item 5. Other Events and Required FD Disclosure.

      On December 12, 2002, TurboSonic Technologies, Inc. (the "Company") issued a press release announcing the receipt of a US$1 million new systems order. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

    Exhibit No.           Description
    -----------           -----------

        99.1              Press Release dated December 12, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2002

                                         TURBOSONIC TECHNOLOGIES, INC.

                                         By: /s/ EDWARD F. SPINK
                                            -----------------------
                                            Edward F. Spink
                                            Chief Executive Officer